                                                                 EXECUTION COPY
--------------------------------------------------------------------------------






                              DYERSBURG CORPORATION
                                       AND
               THE GUARANTORS NAMED ON THE SIGNATURE PAGES HERETO







                                  $125,000,000

                    9 3/4% Senior Subordinated Notes due 2007





                               Purchase Agreement

                                 August 20, 1997




                            BEAR, STEARNS & CO. INC.
                       PRUDENTIAL SECURITIES INCORPORATED








--------------------------------------------------------------------------------

                              DYERSBURG CORPORATION

                                  $125,000,000
                    9 3/4% Senior Subordinated Notes due 2007


                               PURCHASE AGREEMENT

                                                                 August 20, 1997
                                                              New York, New York

BEAR, STEARNS & CO. INC.
PRUDENTIAL SECURITIES INCORPORATED
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies & Gentlemen:

        Dyersburg Corporation, a Tennessee corporation (the "Company"), proposes to issue and sell to Bear, Stearns & Co. Inc. and Prudential Securities Incorporated (together, the "Initial Purchasers") $125,000,000 in aggregate principal amount of 9 3/4% Series A Senior Subordinated Notes due 2007 (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined), among the Company, the Guarantors (as defined) and State Street Bank & Trust Company, as trustee (the "Trustee"). The Notes (as defined) will be fully and unconditionally guaranteed (the "Guarantees") as to payment of principal, interest, liquidated damages and premium, if any, on an unsecured senior subordinated basis, jointly and severally, by each entity listed on Exhibit A hereto (collectively, the "Dyersburg Guarantors") and by each entity listed on Exhibit B hereto (collectively, the "Alamac Guarantors" and, together with the Dyersburg Guarantors, the "Guarantors") that will be acquired by the Company pursuant to the Acquisition (as defined). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

        The offering of the Series A Notes is being made in connection with the acquisition (the "Acquisition") by the Company of AIH Inc., a Delaware corporation ("Alamac"), pursuant to that certain Stock Purchase Agreement by and among the Company, Alamac Sub Holdings Inc., AIH Inc. and WestPoint Stevens Inc. (the "Acquisition Agreement").

     1. Issuance of Securities. The Company proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $125,000,000 in principal amount of Series A Notes. The Series A Notes and the Series B Notes (as defined) issuable in exchange therefor are collectively referred to herein as the "Notes."

     Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

     "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY
     ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

     2. Offering. The Series A Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Company has prepared a preliminary offering memorandum, dated August 4, 1997 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated August 20, 1997 (the "Offering Memorandum"), relating to the Company, Alamac, their respective subsidiaries and the Series A Notes.

     The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Series A Notes on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), (ii) a limited number of persons who have represented to the Company that they are institutional "Accredited Investors" referred to in Rule 501(a)(1), (2), (3) or
(7) under the Act (each, an "Accredited Investor") and (iii) non-U.S. persons outside the United States in reliance upon Regulation S ("Regulation S") under the Act (each, a "Reg S Investor"). The QIBs, Accredited Investors and Reg S Investors are collectively referred to herein as the "Eligible

Purchasers." The Initial Purchasers will offer the Series A Notes to such Eligible Purchasers initially at a price equal to 100.0% of the principal amount thereof. Such price may be changed at any time without notice.

     Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement"), to be dated the Closing Date, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the 9 3/4% Series B Notes due 2007 (the "Series B Notes") to be offered in exchange for the Series A Notes (the "Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes, and to use their best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer. This Agreement, the Notes, the Guarantees, the Indenture, the Registration Rights Agreement, the Acquisition Agreement and the New Credit Facility (as defined in the Offering Memorandum) are hereinafter referred to collectively as the "Operative Documents."

     3. Purchase, Sale and Delivery. (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of Series A Notes set forth opposite its name on Schedule I hereto. The purchase price for the Series A Notes will be $975.0 per $1,000 principal amount Series A Note.

     (b) Delivery of the Series A Notes shall be made, against payment of the purchase price therefor, at the offices of Latham & Watkins, New York, New York or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on August 27, 1997 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

     (c) On the Closing Date, one or more Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate amount of the Series A Notes sold pursuant to Exempt Resales to Eligible Purchasers (the "Global Note") shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of same day funds, to an account designated by the Company, provided that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

     4. Agreements of the Company and the Guarantors. The Company and the Dyersburg Guarantors, jointly and severally, covenant and agree with the Initial Purchasers as follows:

          (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering

     Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company and the Dyersburg Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Notes or Guarantees of Notes under any state securities or Blue Sky laws, the Company and the Dyersburg Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, including all documents incorporated therein by reference, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company and the Dyersburg Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

          (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised thereof and shall not have objected thereto within a reasonable time after being furnished a copy thereof (unless in the opinion of counsel to the Company such amendment or supplement is necessary, in the judgement of counsel to the Company, to make the statements made therein not misleading). The Company and the Dyersburg Guarantors shall promptly prepare, upon the Initial Purchasers' reasonable request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

          (d) If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company and the Dyersburg Guarantors or in the reasonable opinion of counsel for the Company and the Dyersburg Guarantors or counsel for the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, (i) to notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to such Preliminary Offering Memorandum or Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Preliminary Offering Memorandum or Offering Memorandum will comply with applicable law.

          (e) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Series A Notes under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that none of the Company or the Dyersburg Guarantors shall be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

          (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company and the Dyersburg Guarantors hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all agreements, correspondence and all other documents prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery of the Notes and the Guarantees to the Initial Purchasers, (iv) the qualification or registration of the Notes and the Guarantees for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto),
     (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes and the Guarantees (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's and the Dyersburg Guarantors' counsel and accountants, (viii) all fees and expenses (including fees and expenses of counsel) of the Company in connection with the approval of the Notes by DTC for "book-entry" transfer, (ix) rating the Notes by rating agencies, (x) the reasonable fees and expenses of the Trustee and its counsel, (xi) the performance by the Company and the Dyersburg Guarantors of their other obligations under this Agreement and the other Operative Documents and
     (xii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Notes.

          (g) To use the proceeds from the sale of the Series A Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

          (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

          (i) To do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Series A Notes and the Guarantees.

          (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Series A Notes or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

          (k) For so long as any of the Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder or beneficial owner of Series A Notes in connection with any sale thereof and any prospective purchaser of such Notes from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

          (l) To cause the Exchange Offer to be made in the appropriate form to permit registered Series B Notes to be offered in exchange for the Series A Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

          (m) To comply with all of their agreements set forth in the Registration Rights Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

          (n) To effect the inclusion of the Notes in PORTAL and to obtain approval of the Series A Notes by DTC for "book-entry" transfer.

          (o) During a period of three years following the Closing Date, to deliver without charge to the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its securityholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or any of its subsidiaries, including without limitation, press releases.

          (p) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company and each Dyersburg Guarantor, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

          (q) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of the Dyersburg Guarantors to facilitate the sale or resale of the Notes. Except as permitted by the Act, none of the Company or the Dyersburg Guarantors will distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum, or (iii) other offering material in connection with the offering and sale of the Notes.

          (r) To cause the Alamac Guarantors to authorize, execute and deliver the Registration Rights Agreement, the Guarantees and the Indenture.

          (s) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Guarantees.

     5. Representations and Warranties. (a) The Company and the Dyersburg Guarantors, jointly and severally, represent and warrant to the Initial Purchasers that:

          (i) All of the representations and warranties of the parties to the Acquisition Agreement made in the Acquisition Agreement are true and correct as if made on and as of the date hereof and the Closing Date.

          (ii) The Preliminary Offering Memorandum as of its date does not, and the Offering Memorandum as of its date and as of the Closing Date does not and will not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to either Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          (iii) (A) The documents incorporated by reference in the Offering Memorandum, when they became effective or were filed with the Commission, as the case may be, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) the documents incorporated by reference in the Offering Memorandum when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act; and (C) any further documents so filed and incorporated by reference in the Offering Memorandum or any further amendment or supplement hereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act.

          (iv) Each of the Company and the Dyersburg Guarantors (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (C) is duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could reasonably be expected to (x) result, individually or in the aggregate, in a material adverse effect on the properties, business, results of operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance of the Notes or the issuance of the Guarantees pursuant hereto or (z) in any manner draw into question the validity of this Agreement or any other Operative Document or the transactions described in the Offering Memorandum under the caption "Use of Proceeds" (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect").

          (v) The Company has no subsidiaries other than the Dyersburg Guarantors; after giving effect to the Acquisition, the Company will have no subsidiaries other than the Guarantors.

          (vi) All of the outstanding capital stock of each subsidiary of the Company is owned by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance, except for any such security interest, claim, lien, limitation on voting rights or encumbrance pursuant to the New Credit Facility; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

          (vii) There are not currently any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company's subsidiaries.

          (viii) When the Series A Notes and the Guarantees are issued and delivered pursuant to this Agreement, no Series A Note or Guarantee will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or of any of the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (ix) Each of the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes and to issue and deliver the Guarantees as provided herein and therein.

          (x) This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Dyersburg Guarantors and is the legal, valid and binding agreement of each of the Company and the Dyersburg Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          (xi) The Indenture has been duly and validly authorized by each of the Company and the Dyersburg Guarantors and, when duly executed and delivered by each of the Company and the Dyersburg Guarantors, will be the legal, valid and binding obligation of each of the Company and the Dyersburg Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Offering Memorandum contains a summary of the terms of the Indenture, which is accurate in all material respects.

          (xii) The Registration Rights Agreement has been duly and validly authorized by each of the Company and the Dyersburg Guarantors and, when duly executed and delivered by each of the Company and the Dyersburg Guarantors, will be the legal, valid and binding obligation of each of the Company and the Dyersburg Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Registration Rights Agreement, which is accurate in all material respects.

          (xiii) The New Credit Facility has been duly and validly authorized by each of the Company and its subsidiaries party thereto and, when duly executed and delivered by each of the Company and such subsidiaries, will be the legal, valid and binding obligation of each of the Company and such subsidiaries, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the New Credit Facility, which is accurate in all material respects.

          (xiv) The Acquisition Agreement has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Acquisition Agreement, which is accurate in all material respects.

          (xv) The Series A Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Notes, which is accurate in all material respects.

          (xvi) The Series B Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          (xvii) The Guarantees of the Series A Notes have been duly and validly authorized by each of the Dyersburg Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of each of the Dyersburg Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Guarantees, which is accurate in all material respects.

          (xviii) The Guarantees of the Series B Notes have been duly and validly authorized by each of the Dyersburg Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Series B Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of each of the Dyersburg Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          (xix) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate in all material respects.

          (xx) Each of the Company and its subsidiaries is not and, after giving effect to the Offering and the Acquisition, will not be, (A) in violation of its charter or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (C) in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to it or any of its subsidiaries or any of its or their assets or properties (whether owned or leased), which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company and the Dyersburg Guarantors, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

          (xxi) None of (A) the execution, delivery or performance by the Company or any of the Guarantors of this Agreement or any of the other Operative Documents to which it is a party, (B) the consummation of the Acquisition, (C) the issuance and sale of the Notes and the issuance of the Guarantees and (D) consummation by the Company of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or, after giving effect to the Acquisition, will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to, (1) the charter or bylaws of the Company or any of its subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound, (3) any statute, rule or regulation applicable to the Company or any of its subsidiaries or any of their assets or properties or (4) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties, except in each case, in the case of clauses (2), (3) and (4), for those violations, conflicts or breaches that could not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency or (B) any other person is required for (1) the execution, delivery and performance by the Company or any of the Guarantors of this Agreement or any of the other Operative Documents to which it is a party, (2) the Acquisition or (3) the issuance and sale of the Notes and the issuance of the Guarantees and the transactions contemplated hereby and thereby, except such as have been or will be obtained and made on or prior to the Closing Date (or, in the case of the Registration Rights Agreement, will be obtained and made under the Act, the Trust Indenture Act, and state securities or Blue Sky laws and regulations).

          (xxii) There is and, after giving effect to the Acquisition, will be
     (A) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company and the Dyersburg Guarantors, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries, is or, after giving effect to the Acquisition, may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject or to which the business, assets or property of the Company or any of its subsidiaries is or may be subject, that, in the case of clauses (A), (B) and (C) above, (1) is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed, or (2) could reasonably be expected to result in a Material Adverse Effect.

          (xxiii) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes or the Guarantees or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or the Guarantees or prevents or suspends the sale of the Notes in any jurisdiction referred to in Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

          (xxiv) The Company has delivered to the Initial Purchasers true and correct copies of all documents and agreements related to the Acquisition and the New Credit Facility, including all amendments, alterations, modifications or waivers thereto and all exhibits or schedules thereto.

          (xxv) There is and, after giving effect to the Acquisition, will be
     (A) no unfair labor practice complaint pending against the Company or any of its subsidiaries nor, to the best knowledge of the Company and the Dyersburg Guarantors, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries or, to the best knowledge of the Company and the Dyersburg Guarantors, threatened against any of them,
     (B) no strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries nor, to the best knowledge of the Company and the Dyersburg Guarantors, threatened against the Company or any of its subsidiaries and (C) to the best knowledge of the Company and the Dyersburg Guarantors, no union representation question existing with respect to the employees of the Company or any of its subsidiaries, except for those complaints, grievances, arbitration proceedings, strikes, labor disputes slowdowns, stoppages or representation questions, as applicable, that could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company and the Dyersburg Guarantors, no collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries. None of the Company or any of its subsidiaries has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, except in each case for those violations that could not reasonably be expected to have a Material Adverse Effect.

          (xxvi) None of the Company or any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") which could reasonably be expected to have a Material Adverse Effect.

          (xxvii) There is no alleged liability, or to the best knowledge of the Company and the Dyersburg Guarantors, potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company or any of its subsidiaries arising out of, based on or resulting from (a) the presence or release into the environment of any Hazardous Material (as defined) at any location, whether or not owned by the Company or such subsidiary, as the case may be, or (b) any violation or alleged violation of any Environmental Law, which alleged or potential liability is required to be disclosed in the Offering Memorandum, other than as disclosed therein, or could reasonably be expected to have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

          (xxviii) Each of the Company and its subsidiaries has and, after giving effect to the Acquisition, will have such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate their respective properties and to conduct their businesses except where the failure to have such permits could not reasonably be expected to result in a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such permit, except where the failure to fulfill or perform its obligations or the occurrence of such event, as applicable, could not reasonably be expected to have a Material Adverse Effect.

          (xxix) Each of the Company and its subsidiaries has and, after giving effect to the Acquisition, will have (A) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions (except for Permitted Liens (as defined in the Indenture) and taxes not yet payable), (B) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee and each of which lease is valid and binding and no default exists thereunder, except for defaults that could not reasonably be expected to have a Material Adverse Effect, (C) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals (each, an "Authorization") necessary to engage in the business conducted by any of them in the manner described in the Offering Memorandum, except where the failure to have such Authorization could not reasonably be expected to have a Material Adverse Effect and (D) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization, except where such limitation, suspension or revocation could not reasonably be expected to have a Material Adverse Effect. All such Authorizations are and, after giving effect to the Acquisition, will be valid and in full force and effect and each of the Company and its subsidiaries is in compliance in all respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect. All material leases to which the Company or any of its subsidiaries is a party are valid and binding and no default by the Company or such subsidiary, as the case may be, has occurred and is continuing thereunder and, to the best knowledge of the Company and the Dyersburg Guarantors, no material defaults by the landlord are existing under any such lease, except as could not reasonably be expected to have a Material Adverse Effect.

          (xxx) Each of the Company and its subsidiaries owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by it or that are proposed to be operated by it free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, except for any rights, claimed rights, charges, encumbrances, pledges, security interests, restrictions or liens that could not reasonably be expected to have a Material Adverse Effect, and none of the Company or any of its subsidiaries has received any written notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. The use of the Intellectual Property in connection with the business and operations of the Company or any of its subsidiaries does not infringe on the rights of any person, except as could not reasonably be expected to have a Material Adverse Effect.

          (xxxi) All material tax returns required to be filed by the Company or any of its subsidiaries in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Company and the Dyersburg Guarantors, there are no material proposed additional tax assessments against the Company or any of its subsidiaries, or the assets or property of the Company or any of its subsidiaries, except those tax assessments for which adequate reserves have been established.

          (xxxii) None of the Company or any of its subsidiaries is and, after giving effect to the Acquisition, will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (xxxiii) There are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution by the Company and the Dyersburg Guarantors of this Agreement or any other Operative Document or the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any of its subsidiaries register under the Act or analogous foreign laws and regulations securities held by them.

          (xxxiv) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

          (xxxv) Each of the Company and its subsidiaries maintains insurance covering its properties, operations, personnel and businesses, insuring against such losses and risks as are consistent with industry practice to protect the Company and its subsidiaries and their respective businesses. None of the Company or any of its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance.

          (xxxvi) None of the Company or any of its subsidiaries has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Notes or (B) since the date of the Preliminary Offering Memorandum (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of its subsidiaries.

          (xxxvii) No registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (A) that the purchasers who buy the Series A Notes in the Exempt Resales are Eligible Purchasers and (B) the accuracy of the Initial Purchasers' representations contained herein. No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, any of the Dyersburg Guarantors or any of their respective representatives

     (other than the Initial Purchasers, as to which the Company and the Dyersburg Guarantors make no representation or warranty) in connection with the offer and sale of any of the Series A Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes or the Guarantees have been issued and sold by the Company or any of its subsidiaries within the six-month period immediately prior to the date hereof.

          (xxxviii) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Series A Notes to be purchased by Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Company and the Dyersburg Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by Eligible Purchasers as set forth in the Offering Memorandum under the caption "Notice to Investors."

          (xxxix) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

          (xl) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

          (xli) None of the Company, the Dyersburg Guarantors or any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Dyersburg Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Guarantees.

          (xlii) The Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (xliii) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (xliv) The Company, the Dyersburg Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Dyersburg Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Preliminary Offering Memorandum and the Offering Memorandum contains or will contain the disclosure required by Rule 902(h).

          (xlv) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, (A) none of the Company or any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are or, after giving effect to the Acquisition, will be material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business, (B) there has not been any change or development which, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (xlvi) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Notes, the issuance of the Guarantees, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

          (xlvii) The accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants as required by the Act. The historical financial statements of the Company, together with related schedules and notes thereto, comply as to form in all material respects with the requirements applicable to registration statements on Form S-2 under the Act and the historical financial statements of the Company and Alamac present fairly in all material respects the financial position and results of operations of the Company and its subsidiaries, or of Alamac and its subsidiaries, as the case may be, at the dates and for the periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented except as noted therein. The pro forma financial statements included in the Offering Memorandum have been prepared on a basis consistent with such historical statements of the Company, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by this Agreement and the other Operative Documents; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-2 under the Act, except as expressly stated therein. The other financial and statistical information and data included in the Offering Memorandum derived from the historical and pro forma financial statements are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Offering Memorandum and the books and records of the Company and its subsidiaries.

          (xlviii) None of the Company or any of the Dyersburg Guarantors intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of each of the Company and the Dyersburg Guarantors exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of each of the Company and the Dyersburg Guarantors do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Upon the issuance of the Notes and consummation of the Acquisition, the present fair saleable value of the assets of each of the Company and the Dyersburg Guarantors will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. Upon the issuance of the Notes and the consummation of the Acquisition, the assets of each of the Company and the Dyersburg Guarantors will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of each of the Company and the Dyersburg Guarantors, taking into account the projected capital requirements and capital availability.

          (xlix) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and its subsidiaries and any other person that would give rise to a valid claim against the Company or any of its subsidiaries or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes or the issuance of the Guarantees.

          (l) There exist no conditions that would constitute a default (or an event which with notice or the lapse of time, or both, would constitute a default) under any of the Operative Documents.

          (li) Each of the Company and its subsidiaries has complied with all of the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

          (lii) Each certificate signed by any officer of the Company or any of the Guarantors and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to this Agreement shall be deemed to be a representation and warranty by the Company or such Guarantor, as the case may be, to the Initial Purchasers as to the matters covered thereby.

          The Company and the Dyersburg Guarantors acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial
Purchasers pursuant to Section 8 hereof, counsel for the Company and the Dyersburg Guarantors and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

     (b) Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Company and agrees that:

          (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

          (ii) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A, to Accredited Investors in a private placement exempt from the registration requirements of the Act and in offshore transactions in reliance upon Regulation S under the Act.

          (iii) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (iv) Each of the Initial Purchasers agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each of the Initial Purchasers further (A) agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (1) Eligible Purchasers that the Initial Purchasers reasonably believes are QIBs, (2) Accredited Investors who make the representations contained in, and execute and return to the Initial Purchasers, a certificate in the form of Annex A attached to the Offering Memorandum and (3) Reg S Investors and (B) that, in the case of such QIBs, such Accredited Investors and such Reg S Investors, acknowledges and agrees that such Series A Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(I) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (II) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 under the Act, (III) in a transaction meeting the requirements of Rule 144 under the Act, (IV) to an Accredited Investor that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Notes (the form of which is substantially the same as Annex A to the Offering Memorandum) and, if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act or (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (y) to the Company or any of its subsidiaries,
     (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) that the holder will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

          (v) Such Initial Purchaser agrees that it has offered the Series A Notes and will offer and sell the Series A Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement") to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

          (vi) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes sold pursuant hereto in reliance on Regulation S (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, to a U.S. person (as defined in Rule 902 of the Act) or for the account or benefit of a U.S. person (other than a distributor (as defined in Rule 902 of the Act)).

          (vii) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(c)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

               "The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

          The Initial Purchasers understand that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and the Dyersburg Guarantors and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     6. Indemnification.

          (a) The Company and the Dyersburg Guarantors, jointly and severally, agree, and will cause the Alamac Guarantors to agree, to indemnify and hold harmless (i) each of the Initial Purchasers, (ii) each person, if any, who controls either of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of each of the Initial Purchasers or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to either of the Initial Purchasers furnished to the Company in writing by or on behalf of such Initial Purchaser expressly for use therein; provided, further, that such indemnity with respect to the Preliminary Offering Memorandum shall not inure to the benefit of either Initial Purchaser (or any persons controlling such Initial Purchaser) from whom the person asserting such loss, claim, damage or liability purchased the Notes which are the subject thereof if such person did not receive a copy of the Offering Memorandum (or the Offering Memorandum as amended or supplemented) at or prior to the confirmation of the sale of such Notes to such person (and the Offering Memorandum or any such amended or supplemented Offering Memorandum, as applicable, shall have been delivered by the Company to such Initial Purchaser a reasonable amount of time prior to the mailing or delivery, as applicable, of such confirmation) and any such untrue statement or omission or alleged untrue statement or omission of a material fact contained in such Preliminary Offering Memorandum was corrected in the Offering Memorandum (or the Offering Memorandum as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have, including under this Agreement.

          (b) Each of the Initial Purchasers, severally and not jointly, agrees to indemnify and hold harmless (i) the Company and the Dyersburg Guarantors, (ii) each person, if any, who controls the Company and the Dyersburg Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and (iii) the respective officers, directors, partners, employees, representatives and agents of the Company and the Dyersburg Guarantors, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to such Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser expressly for use therein; provided, however, that in no case shall either of the Initial Purchasers be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser, as set forth on the cover page of the Offering Memorandum. This indemnity will be in addition to any liability which the Initial Purchasers may otherwise have, including under this Agreement.

          (c) Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

     7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from the Company and the Guarantors or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and each Initial Purchaser, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Guarantors, any contribution received by the Company and the Guarantors from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantors and such Initial Purchaser may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on one hand, and such Initial Purchaser, on the other hand, from the offering of the Series A Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on one hand, and such Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on one hand, and each Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of Series A Notes (net of discounts but before deducting expenses) received by the Company and the Guarantors and (ii) the discounts and commissions received by such Initial Purchaser, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on one hand, and of each Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or such Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall either of the Initial Purchasers be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Series A Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls either of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of each of the Initial Purchasers or any controlling person shall have the same rights to contribution as such Initial Purchaser, and (A) each person, if any, who controls the Company and the Guarantors within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld.

     8. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Series A Notes, as provided herein, shall be subject to the satisfaction of the following conditions:

          (a) All of the representations and warranties of the Company and the Dyersburg Guarantors contained in this Agreement shall be true and correct on the date hereof and on the Closing Date (after giving effect to the Acquisition) with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. Each of the Company and the Dyersburg Guarantors shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

          (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Series A Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Series A Notes or the Guarantees or the consummation of the Acquisition; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company and the Dyersburg Guarantors, threatened against, the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

          (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or any of its subsidiaries from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock and (iii) none of the Company or any of its subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are or, after giving effect to the Acquisition, will be material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

          (e) The Initial Purchasers shall have received certificates, dated the Closing Date, signed on behalf of the Company and the Dyersburg Guarantors, in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8 and that, as of the Closing Date, the obligations of the Company and the Dyersburg Guarantors to be performed hereunder on or prior thereto have been duly performed.

          (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the

     Initial Purchasers, of Bass, Berry & Sims PLC, counsel for the Company and the Dyersburg Guarantors, to the effect set forth in Exhibit C hereto.

          (g) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from Ernst & Young LLP, independent public accountants, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of the Company and its subsidiaries, and of Alamac and its subsidiaries, contained in the Offering Memorandum and/or incorporated therein by reference.

          (h) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Latham & Watkins, counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

          (i) The Initial Purchasers shall have received a certificate of the Company, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, as to the solvency of the Company following consummation of the Acquisition.

          (j) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

          (k) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

          (l) The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

          (m) The Company and the Guarantors shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

          (n) The Acquisition and the New Credit Facility shall be consummated prior to, or simultaneously with, the Closing of the Offering on substantially the terms described in the Offering Memorandum and the Initial Purchasers shall have received counterparts, conformed as executed, of the Acquisition Agreement and the New Credit Facility and such other documentation as they deem necessary to evidence the consummation thereof.

          (o) All of the opinions to be delivered by the Company and the Dyersburg Guarantors pursuant to the New Credit Facility and the Acquisition Agreement shall be addressed and delivered to the Initial Purchasers.

          (p) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 463(g) under the Securities Act, that (i) it is downgrading its rating assigned to any class of securities of the Company or (ii) it is reviewing its ratings assigned to any class of securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

          (q) The Notes shall have been approved for trading on PORTAL.

          All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company and the Dyersburg Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Company and the Dyersburg Guarantors shall furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

     9. Initial Purchasers' Information. The Company and the Dyersburg Guarantors acknowledge that the statements with respect to the offering of the Series A Notes set forth in the last paragraph of the cover page and the third paragraph and the third sentence of the fourth paragraph under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information relating to any of the Initial Purchasers furnished to the Company in writing by or on behalf of any of the Initial Purchasers expressly for use in the Offering Memorandum.

     10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers, the Company and the Dyersburg Guarantors contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in
Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of either of the Initial Purchasers, any controlling person thereof, or by or on behalf of the Company and the Dyersburg Guarantors or any controlling person thereof, and shall survive delivery of and payment for the Series A Notes to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

     11. Effective Date of Agreement; Termination.

          (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

          (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company or any of the Dyersburg Guarantors if, on or prior to such date, (i) the Company or any of the Dyersburg Guarantors shall have failed, refused or been unable to perform in any material respect any agreement on their part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers, any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company and its subsidiaries, taken as a whole, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York or American Stock Exchange shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Series A Notes as contemplated hereby.

          (c) Any notice of termination pursuant to this Section 11 shall be by telephone or telephonic facsimile and, in either case, confirmed in writing by letter.

          (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to clause (iv) of Section 11(b), in which case each party will be responsible for its own expenses), the Company and the Dyersburg Guarantors shall reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchasers' counsel), reasonably incurred by the Initial Purchasers in connection herewith.


     12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department, telecopy number: (212) 272-3092, with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Ian B. Blumenstein, telecopy number: (212) 751-4864; and if sent to the Company or any of the Dyersburg Guarantors, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Dyersburg Corporation, 1315 Phillips Street, Dyersburg, Tennessee 38024, Attention: Chief Financial Officer, telecopy number: (901) 286-3411, with a copy to Bass, Berry & Sims PLC, 2700 First American Center, Nashville, Tennessee 37238, Attention: J. Page Davidson, telecopy number: (615) 742-6298.

     13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Company and the Dyersburg Guarantors and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

     14. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

     15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

     16. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

                           [Signature page to follow]

                  If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company and the Dyersburg Guarantors please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                        Very truly yours,


                                        DYERSBURG CORPORATION


                                        By: /s/ W. S. Shropshire, Jr.
                                            -----------------------------------
                                        Name: W. S. Shropshire, Jr.
                                               Title: Executive Vice President,
                                               Chief Financial Officer,
                                               Secretary and Treasurer

                                        DYERSBURG FABRICS INC.


                                        By: /s/ W. S. Shropshire, Jr.
                                            -----------------------------------
                                        Name: W. S. Shropshire, Jr.
                                              Title: Executive Vice President,
                                              Chief Financial Officer,
                                              Secretary and Treasurer

                                        DYERSBURG FABRICS LIMITED PARTNERSHIP, I

                                        By: /s/ W. S. Shropshire, Jr.
                                            -----------------------------------
                                        Name: W. S. Shropshire, Jr.
                                              Title: Executive Vice President,
                                              Chief Financial Officer,
                                              Secretary and Treasurer of
                                              General Partner

                                        DFIC, INC.


                                        By: /s/ Paul L. Hallock
                                            -----------------------------------
                                        Name: Paul L. Hallock
                                              Title: Vice President and
                                              Treasurer

                                        IQUE, INC.


                                        By: /s/ W. S. Shropshire, Jr.
                                            -----------------------------------
                                        Name: W. S. Shropshire, Jr.
                                              Title: Executive Vice President,
                                              Chief Financial Officer,
                                              Secretary and Treasurer

                                        IQUEIC, INC.


                                        By: /s/ Paul L. Hallock
                                            -----------------------------------
                                        Name: Paul L. Hallock
                                              Title: Vice President and
                                                     Treasurer

                                          IQUE LIMITED PARTNERSHIP, I


                                          By: /s/ W. S. Shropshire, Jr.
                                              ---------------------------------
                                          Name: W. S. Shropshire, Jr.
                                                Title: Executive Vice President,
                                                Chief Financial Officer,
                                                Secretary and Treasurer
                                                of General Partner

                                          UNITED KNITTING INC.


                                          By: /s/ W. S. Shropshire, Jr.
                                              ---------------------------------
                                          Name: W. S. Shropshire, Jr.
                                                Title: Secretary and Treasurer

                                          UKIC, INC.


                                          By: /s/ Paul L. Hallock
                                              ---------------------------------
                                          Name: Paul L. Hallock
                                                Title: Vice President and
                                                Treasurer

                                          UNITED KNITTING LIMITED PARTNERSHIP, I


                                          By: /s/ W. S. Shropshire, Jr.
                                              ---------------------------------
                                          Name: W. S. Shropshire, Jr.
                                                Title: Secretary and Treasurer
                                                of General Partner

Accepted and agreed to as of
the date first above written:


BEAR, STEARNS & CO. INC.

By: /s/ Philip E. Bernay
    -------------------------------
    Name: Philip E. Bernay
    Title: Senior Managing Director


PRUDENTIAL SECURITIES INCORPORATED



By: /s/ Steven C. Benfield
    ------------------------------
    Name: Steven C. Benfield
    Title: Managing Director

                                   SCHEDULE I


                                                   Principal Amount
Initial Purchaser                                  of Series A Notes
-----------------                                  -----------------
Bear, Stearns & Co. Inc.                             $  62,500
Prudential Securities Incorporated                   $  62,500
                                                        ------

         Total                                       $ 125,000

EXHIBIT A

                          List of Dyersburg Guarantors

Dyersburg Fabrics Inc., a Tennessee corporation
Dyersburg Fabrics Limited Partnership, I, a Tennessee limited partnership DFIC, Inc., a Delaware corporation
IQUE, Inc., a Tennessee corporation
IQUEIC, Inc., a Delaware corporation
IQUE Limited Partnership, I, a Tennessee limited partnership
United Knitting Inc., a Tennessee corporation
UKIC, Inc., a Delaware corporation
United Knitting Limited Partnership, I, a Tennessee limited partnership

                                    EXHIBIT B

                            List of Alamac Guarantors

Alamac Knit Fabrics Inc., a Delaware corporation
Alamac Enterprises Inc., a Delaware corporation
AIH Inc., a Delaware corporation

                                    EXHIBIT C

                    Form of Opinion of Bass, Berry & Sims PLC

     1. Each of the Company and the Dyersburg Guarantors (a) is duly incorporated (if it is a corporation) and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of its jurisdiction of organization, (b) has all requisite corporate or partnership power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (c) is duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction listed on Exhibit 1 attached hereto, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

     2. Each of the Company and the Dyersburg Guarantors has all requisite corporate or partnership power and authority to enter into and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party.

     3. To the knowledge of such counsel, all of the outstanding capital stock of each subsidiary of the Company is owned by the Company or a subsidiary of the Company, and except as set forth on Schedule 2 attached hereto, to the knowledge of such counsel, is owned free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

     4. This Agreement has been duly authorized by all necessary corporate or partnership action on the part of each of the Company and the Dyersburg Guarantors, and has been duly executed and delivered by each of the Company and the Dyersburg Guarantors.

     5. The Registration Rights Agreement has been duly authorized by all necessary corporate or partnership action on the part of each of the Company and the Guarantors, and has been duly executed and delivered by each of the Company and the Guarantors, and is the valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms, (a) subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity; and (b) except to the extent that the enforceability of indemnification and contribution provisions may be limited by Federal and state securities laws and the policies underlying such laws.

     6. The Indenture has been duly authorized by all necessary corporate or partnership action on the part of each of the Company and the Guarantors, and has been duly executed and delivered by each of the Company and the Guarantors, and is the valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms (assuming the due authorization, execution and delivery of the Indenture by the Trustee), (a) subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity; and (b) except to the extent that the waiver contained in Section 4.06 of the Indenture may be deemed unenforceable.

     7. The New Credit Facility has been duly authorized by all necessary corporate or partnership action on the part of each of the Company and each of the Guarantors party thereto, and has been duly executed and delivered by each of the Company and the Guarantors, and is the valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms, subject to (a) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (b) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity.

     8. The Acquisition Agreement has been duly authorized by all necessary corporate action on the part of the Company, and has been duly executed and delivered by the Company, and is the valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to (a) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (b) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity.

     9. The Series A Notes have been duly authorized by all necessary corporate action on the part of the Company, and have been duly executed by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement, and, when authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, the Series A Notes will be the valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, (a) subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity; and (b) except to the extent that the waiver contained in
Section 4.06 of the Indenture may be deemed unenforceable. The Offering Memorandum contains a summary of the terms of the Series A Notes, which is accurate in all material respects.

     10. The Series B Notes have been duly authorized by all necessary corporate action on the part of the Company for issuance by the Company, and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be the valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, (a) subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity; and (b) except to the extent that the waiver contained in
Section 4.06 of the Indenture may be deemed unenforceable. The Offering Memorandum contains a summary of the terms of the Series B

Notes, which is accurate in all material respects.

     11. The Guarantees of the Series A Notes have been duly authorized by all necessary corporate or partnership action on the part of each of the Guarantors, and have been duly executed by each of the Guarantors, and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, the Guarantees of the Series A Notes will be the valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture,
(a) subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity; and (b) except to the extent that the waiver contained in Section 4.06 of the Indenture may be deemed unenforceable. The Offering Memorandum contains a summary of the terms of the Guarantees of the Series A Notes, which is accurate in all material respects.

     12. The Guarantees of the Series B Notes have been duly authorized by all necessary corporate or partnership action on the part of each of the Guarantors, and when executed and delivered in accordance with the terms of the Indenture, and when the Series B Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantees of the Series B Notes will be the valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, (a) subject to (i) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity; and (b) except to the extent that the waiver contained in Section 4.06 of the Indenture may be deemed unenforceable. The Offering Memorandum contains a summary of the terms of the Guarantees of the Series B Notes, which is accurate in all material respects.

     13. The Offering Memorandum contains a summary of the terms of each of the Indenture, the Registration Rights Agreement, the New Credit Facility and the Acquisition Agreement which, in each case, is accurate in all material respects. The statements under the captions "Description of Notes," "Notice to Investors" and "Plan of Distribution" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, present fairly in all material respects, such legal matters, documents and proceedings.

     14. To such counsel's knowledge, neither the Company nor any of its subsidiaries is (a) in violation of its charter or bylaws or (b) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound that has been filed or incorporated by reference as an exhibit to any filing by the Company or any of its subsidiaries with the Commission , which default, in the case of clause (b), singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     15. No registration under the Act of the Series A Notes is required for the sale of the

Series A Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (a) that each of the Initial Purchasers is a QIB, (b) that the purchasers who buy the Series A Notes in the Exempt Resales are either QIBs, Accredited Investors or Reg S Investors, (c) the accuracy of the Initial Purchasers' representations contained herein, (d) the accuracy of the Company's and the Dyersburg Guarantors' representations contained herein and (e) with respect to Accredited Investors, the accuracy of the representations made by each Accredited Investor as set forth in the letters of representation executed by such Accredited Investor in the form of Annex A to the Offering Memorandum.

     16. Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date (except for the financial statements and related notes, the financial statement schedules and other financial and statistical data included or required to be included therein, as to which no opinion need be expressed), complies as to form in all material respects with the requirements of Rule 144A(d)(4) under the Act.

     17. When the Series A Notes and the Guarantees are issued and delivered pursuant to this Agreement, no Series A Note or Guarantee will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or of any of the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

     18. None of (a) the execution, delivery or performance by the Company or any of the Dyersburg Guarantors of this Agreement or any of the other Operative Documents to which it is a party, (b) the consummation of the Acquisition, (c) the issuance and sale of the Notes and the issuance of the Guarantees and (d) consummation by the Company of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent under (which consent has not been obtained), or results in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries (except as described in the Offering Memorandum), or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to, (i) the charter or bylaws of the Company or any of its subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is bound that has been filed or incorporated by reference as an exhibit to any filing by the Company or any of its subsidiaries with the Commission, (iii) to such counsel's knowledge, any statute, rule or regulation applicable to the Company or any its subsidiaries or (iv) to such counsel's knowledge, any judgment, order or decree of any Federal or Tennessee court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries. Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act, or in connection with the Registration Rights Agreement, to such counsel's knowledge, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with (which has not been obtained or made), (a) any Federal or Tennessee court or governmental agency, body or administrative agency or (b) any other person is required for (i) the execution, delivery and performance by the Company or any of the Dyersburg Guarantors of this Agreement or any of the other Operative Documents to which it is a party, (ii) the Acquisition or (iii) the issuance and sale of the Notes and the issuance of the Guarantees and the transactions contemplated hereby and thereby, except such as have been obtained and made or have been disclosed in the Offering Memorandum.

     19. To such counsel's knowledge, there is (a) no litigation or other legal proceeding pending before any court, arbitrator or governmental agency, or overtly threatened in writing against the Company or any of its subsidiaries or their properties, (b) no statute, rule, regulation or order of any Federal or Tennessee governmental agency and (c) no injunction, restraining order or order of any nature by any Federal or Tennessee court to which the Company or any of its subsidiaries is subject or to which the business, assets, or property of the Company or any of its subsidiaries is subject, that, in the case of clauses (a),
(b) and (c) above, is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed.

     20. None of the Company or any of its subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

     21. To such counsel's knowledge, there are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution by the Company and the Dyersburg Guarantors of this Agreement or any other Operative Document or the consummation by the Company and the Dyersburg Guarantors of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any of its subsidiaries register under the Act or analogous foreign laws and regulations securities held by them.

     22. To such counsel's knowledge, there are not currently any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of any subsidiary of the Company.

     23. To such counsel's knowledge, no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

     24. The documents incorporated by reference in the Offering Memorandum, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act.

     25. The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. Prior to the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company and the Dyersburg Guarantors, representatives of the independent certified public accountants of the Company and the Dyersburg Guarantors and the Initial Purchasers and their representatives at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum and related matters were discussed and, although it has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum or the Offering Memorandum (except as indicated above), on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon facts provided to such counsel by officers or other representatives of the Company and the Dyersburg Guarantors and without independent verification of such facts), no facts have come to its attention which led it to believe that the Preliminary Offering Memorandum or the Offering Memorandum (in each case, including the documents incorporated by reference therein), as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and related notes, the financial statement schedules and other financial and statistical data included or required to be included therein).